FVIT Portfolios

FVIT American Funds® Managed Risk Portfolio

FVIT Balanced Managed Risk Portfolio (formerly FVIT Index Managed Risk Portfolio)

FVIT BlackRock Global Allocation Managed Risk Portfolio

FVIT Franklin Dividend and Income Managed Risk Portfolio

FVIT Growth Managed Risk Portfolio

FVIT Moderate Growth Managed Risk Portfolio

FVIT Select Advisor Managed Risk Portfolio

FVIT WMC Research Managed Risk Portfolio

 Class II Shares

(each a series of Forethought Variable Insurance Trust)

Supplement dated October 23, 2014
to the Prospectus, dated April 30, 2014, as supplemented August 8, 2014, and the Statement of Additional Information (the “SAI”),  dated April 30, 2014, as supplemented June 27, 2014

1.  The disclosure under the “Sub-Adviser Portfolio Managers” sub-section of the “Portfolio Summary” section of the Prospectus for the FVIT Franklin Dividend and Income Managed Risk Portfolio relating to Franklin Advisory Services, LLC is deleted in its entirety and replaced with the following:

Sub-Adviser Portfolio Managers: Donald G. Taylor, CPA, President and Chief Investment Officer of Franklin and portfolio manager of the Portfolio since its inception.

Nicholas P.B. Getaz, CFA, Research Analyst and portfolio manager of the Portfolio since its inception.

Bruce C. Baughman, CPA, Senior Vice President of Franklin and portfolio manager of the Portfolio since its inception.

2.  In the “Sub-Adviser Portfolio Managers” sub-section of the “MANAGEMENT” section of the Prospectus, the disclosure related to William J. Lippman is deleted in its entirety.

3.  In the “Sub-Adviser Portfolio Managers” sub-section of the “MANAGEMENT” section of the Prospectus, the biographical disclosure related to Donald G. Taylor is deleted in its entirety and replaced with the following:

Donald G. Taylor, CPA

President and Chief Investment Officer of Advisory Services of Franklin

Mr. Taylor has been a portfolio manager of the FVIT Franklin Dividend and Income Managed Risk Portfolio since its inception. He has final authority over all aspects of the equity sleeve of the Portfolio’s Capital Appreciation and Income Component, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

4.  All references to William J. Lippman in the SAI are deleted in their entirety.

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This Supplement, the Prospectus dated April 30, 2014, as supplemented August 8, 2014, the Summary Prospectus dated April 30, 2014, and the Statement of Additional dated April 30, 2014, as supplemented June 27, 2014, provide information that you should know before investing in the Portfolios and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.